EXHIBIT 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 1Q2017 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.40,
INCOME BEFORE TAXES OF $213 MILLION ON $374 MILLION IN NET REVENUES,
AND EARNINGS PER SHARE ON NET INCOME OF $0.34.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, April 18, 2017 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.40 for the quarter ended March 31, 2017, compared to diluted earnings per share on a comprehensive basis of $0.60 for the same period in 2016.

Excluding other comprehensive income, the Company reported diluted earnings per share of $0.34 for the quarter ended March 31, 2017, compared to diluted earnings per share of $0.51 for the same period in 2016.

Net revenues were $374 million and income before income taxes was $213 million this quarter, compared to net revenues of $489 million and income before income taxes of $337 million for the same period in 2016.

The results for the quarter were positively impacted by strong growth in net interest income, which increased $15 million, or 12% from the year-ago quarter. Trading gains decreased 96% from the year-ago quarter on lower market making trading volumes and decreases in volatility and in the actual-to-implied volatility ratio.

In addition, the results for the quarter include a $73 million gain on our currency diversification strategy, compared to a $123 million gain in the same period in 2016; and a $1 million net mark-to-market loss on our U.S. government securities portfolio compared to a $37 million net mark-to-market gain in the same period in 2016.

On March 8, 2017, the Company announced its intention to discontinue its options market making activities globally. The Company expects to phase out these operations substantially over the coming months and estimates that it will incur approximately $25 million in one-time restructuring costs, a substantial portion of which is expected to be defrayed by continuing certain market making activities until the restructuring is complete. As a result of discontinuing its options market making operations, the Company expects that approximately $39 million in annual net expenses will be absorbed by the electronic brokerage segment.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share. This dividend is payable on June 14, 2017 to shareholders of record as of June 1, 2017.

Business Highlights

•	57% pretax profit margin for this quarter.
•	59% Electronic Brokerage pretax profit margin for this quarter, down from 68% in the year-ago quarter.
•	(275)% Market Making pretax profit (loss) margin for this quarter, down from 34% profit margin in the year-ago quarter.
•	Customer equity grew 38% from the year-ago quarter to $96.8 billion and customer debits increased 39% to $20.9 billion.
•	Customer accounts increased 18% from the year-ago quarter to 406 thousand.
•	Total DARTs decreased 12% from the year-ago quarter to 657 thousand.
•	Brokerage segment equity was $4.3 billion. Total equity was $6.0 billion.

Segment Overview

Electronic Brokerage
Electronic brokerage segment income before income taxes decreased 21%, to $185 million in the quarter ended March 31, 2017, compared to the same period last year. Net revenues decreased 10% to $314 million on lower commissions and execution fees revenue and lower net mark-to-market gains on our U.S. government securities portfolio, partially offset by higher net interest income.

Other income decreased 59% over the year-ago quarter, driven by a non-recurrence of net mark-to-market gains on investments in U.S. government securities in the year-ago quarter. Commissions and execution fees revenue decreased 7% from the year-ago quarter on lower customer volumes in options and futures, which decreased 1% and 24%, respectively, from the year-ago quarter. Net interest income increased 13% from the year-ago quarter. Pretax profit margin was 59% for the quarter ended March 31, 2017, down from 68% in the same period last year.

Customer accounts grew 18% to 406 thousand and customer equity increased 38% from the year-ago quarter to $96.8 billion. Total DARTs1 for cleared and execution-only customers decreased 12% to 657 thousand from the year-ago quarer. Cleared DARTs were 609 thousand, 11% lower than in the same period last year.

Market Making
Market making segment income before income taxes decreased to a loss of $22 million in the quarter ended March 31, 2017, due to lower trading volumes and decreases in volatility and in the actual-to-implied volatility ratio. For the year to date through the Company’s announcement on March 8, 2017, the market making segment had incurred net losses, and the segment was not expected to return to meaningful profitability; however, the rate of continuing losses was substantially reduced after the Company began taking action to discontinue its options market making activities. Pretax profit (loss) margin was (275)% for the quarter ended March 31, 2017, down from 34% profit margin in the same period last year.

1 Daily average revenue trades (DARTs) are based on customer orders.

Effects of Foreign Currency Diversification
In connection with our currency diversification strategy, we have determined to base our net worth in GLOBALs, a basket of 15 major currencies in which we hold our equity. In this quarter, our currency diversification strategy increased our comprehensive earnings by $73 million, as the U.S. dollar value of the GLOBAL increased by approximately 1.27%. The effects of the currency diversification strategy are reported as components of (1) Other Income in the Corporate segment and (2) Other Comprehensive Income (“OCI”).

In light of our decision to discontinue our options market making activities globally, we removed the Singapore dollar (SGD) and realigned the relative weights of the U.S. dollar (USD) versus the other currency components to better reflect the global diversification of our businesses going forward.

The new composition contains 14 currencies, one fewer than the prior composition. The new composition was effective as of the close of business on March 31, 2017 and the conversion to the new targeted currency holdings took place shortly thereafter. The detailed component changes were disclosed with the March Monthly Brokerage Metrics on April 3, 2017.  A copy of that press release is available through the Investor Relations section of the Interactive Brokers website at www.interactivebrokers.com/ir.

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, April 18, 2017, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group affiliates provide automated trade execution and custody of securities, commodities and foreign exchange around the clock on over 120 markets in numerous countries and currencies from a single IB Universal AccountSM to customers worldwide. We service individual investors, hedge funds, proprietary trading groups, financial advisors and introducing brokers. Our four decades of focus on technology and automation has enabled us to equip our customers with a uniquely sophisticated platform to manage their investment portfolios at extremely low cost relative to the financial services industry. We strive to provide our customers with advantageous execution prices and trading, risk and portfolio management tools, research facilities and investment products, all at unusually low prices, positioning them to achieve superior returns compared to our competitors.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Investors: Nancy Stuebe, 203-618-4070 or Media: Kalen Holliday, 203-913-1369.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)
					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2014	64,530		206,759		18,055		289,344		1,155
2015	65,937	2%	242,846	17%	18,769	4%	327,553	13%	1,305
2016	64,038	-3%	259,932	7%	16,515	-12%	340,485	4%	1,354

1Q2016	17,255		71,145		4,731		93,131		1,527
1Q2017	12,224	-29%	62,914	-12%	3,665	-23%	78,803	-15%	1,271

4Q2016	15,253		63,074		3,933		82,260		1,316
1Q2017	12,224	-20%	62,914	0%	3,665	-7%	78,803	-4%	1,271

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	631,265		123,048		153,613,174
2015	634,388	0%	140,668	14%	172,742,520	12%
2016	572,834	-10%	143,287	2%	155,439,227	-10%

1Q2016	151,912		41,238		38,350,112
1Q2017	121,155	-20%	30,366	-26%	53,300,920	39%

4Q2016	141,695		34,173		41,805,268
1Q2017	121,155	-14%	30,366	-11%	53,300,920	27%

MARKET MAKING
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	344,741		15,668		12,025,822
2015	335,406	-3%	14,975	-4%	15,376,076	28%
2016	307,377	-8%	14,205	-5%	13,082,887	-15%

1Q2016	82,345		4,344		4,618,495
1Q2017	52,291	-36%	2,511	-42%	1,954,775	-58%

4Q2016	73,843		3,481		2,249,744
1Q2017	52,291	-29%	2,511	-28%	1,954,775	-13%

BROKERAGE TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	286,524		107,380		141,587,352
2015	298,982	4%	125,693	17%	157,366,444	11%
2016	265,457	-11%	129,082	3%	142,356,340	-10%

1Q2016	69,567		36,894		33,731,617
1Q2017	68,864	-1%	27,855	-24%	51,346,145	52%

4Q2016	67,852		30,692		39,555,524
1Q2017	68,864	1%	27,855	-9%	51,346,145	30%

* Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2014	225,662		106,074		137,153,132
2015	244,356	8%	124,206	17%	153,443,988	12%
2016	227,413	-7%	128,021	3%	138,523,932	-10%

1Q2016	58,531		36,546		32,617,117
1Q2017	60,366	3%	27,528	-25%	50,397,970	55%

4Q2016	59,354		30,452		38,598,113
1Q2017	60,366	2%	27,528	-10%	50,397,970	31%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)

Year over Year	1Q2017	1Q2016	% Change
Total Accounts	406	345	18%
Customer Equity (in billions)*	$96.8	$70.1	38%

Cleared DARTs	609	688	-11%
Total Customer DARTs	657	748	-12%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.01	$3.86	4%
DART per Avg. Account (Annualized)	385	513	-25%
Net Revenue per Avg. Account (Annualized)	$3,157	$3,709	-15%

Consecutive Quarters	1Q2017	4Q2016	% Change
Total Accounts	406	385	5%
Customer Equity (in billions)*	$96.8	$85.5	13%

Cleared DARTs	609	591	3%
Total Customer DARTs	657	640	3%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.01	$4.01	0%
DART per Avg. Account (Annualized)	385	394	-2%
Net Revenue per Avg. Account (Annualized)	$3,157	$3,205	-1%

* Excludes non-customers.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months
		Ended March 31,
		2017	2016
		(in millions)

Electronic Brokerage	Net revenues	$314	$347
	Non-interest expenses	129	112

	Income before income taxes	$185	$235

	Pre-tax profit margin	59%	68%

Market Making	Net revenues	$8	$59
	Non-interest expenses	30	39

	Income (loss) before income taxes	$(22)	$20

	Pre-tax profit (loss) margin	-275%	34%

Corporate (1)	Net revenues	$52	$83
	Non-interest expenses	2	1

	Income before income taxes	$50	$82

Total	Net revenues	$374	$489
	Non-interest expenses	161	152

	Income before income taxes	$213	$337

	Pre-tax profit margin	57%	69%

(1)   Corporate includes corporate related activities as well as inter-segment eliminations and gains and losses on positions held as part of our overall currency diversification strategy.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2017	2016
	(in millions, except share and per share data)

Revenues:
Trading gains	$2	$52
Commissions and execution fees	154	166
Interest income	177	145
Other income	76	144

Total revenues	409	507

Interest expense	35	18

Total net revenues	374	489

Non-interest expenses:
Execution and clearing	61	62
Employee compensation and benefits	62	58
Occupancy, depreciation and amortization	13	12
Communications	8	7
General and administrative	16	13
Customer bad debt	1	-

Total non-interest expenses	161	152

Income before income taxes	213	337

Income tax expense	18	27

Net income	195	310

Net income attributable to noncontrolling interests	171	277

Net income available for common stockholders	$24	$33

Earnings per share:
Basic	$0.35	$0.52
Diluted	$0.34	$0.51

Weighted average common shares outstanding:
Basic	67,985,107	63,985,477
Diluted	69,157,614	65,255,903

Comprehensive income:
Net income available for common stockholders	$24	$33
Other comprehensive income:
Cumulative translation adjustment, before income taxes	4	6
Income taxes related to items of other comprehensive income	-	-
Other comprehensive income, net of tax	4	6
Comprehensive income available for common stockholders	$28	$39

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$171	$277
Other comprehensive income - cumulative translation adjustment	19	33
Comprehensive income attributable to noncontrolling interests	$190	$310

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

			March 31, 2017	December 31, 2016
			(in millions)

Assets
Cash and cash equivalents			$1,656	$1,925
Cash and securities - segregated for regulatory purposes			24,710	24,017
Securities borrowed			3,923	3,629
Securities purchased under agreements to resell			112	111
Financial instruments owned, at fair value			3,023	4,037
Receivables from customers, net of allowance for doubtful accounts			21,273	19,409
Receivables from brokers, dealers and clearing organizations			1,052	1,040
Other assets			508	505

Total assets			$56,257	$54,673

Liabilities and equity

Liabilities
Short-term borrowings			$38	$74
Securities loaned			3,967	4,293
Financial instruments sold but not yet purchased, at fair value			1,366	2,145
Other payables:
Customers			44,301	41,731
Brokers, dealers and clearing organizations			192	239
Other payables			383	371
			44,876	42,341

Total liabilities			50,247	48,853

Equity
Stockholders' equity			997	974
Noncontrolling interests			5,013	4,846
Total equity			6,010	5,820

Total liabilities and equity			$56,257	$54,673

	March 31, 2017		December 31, 2016
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	67,991,929	16.6%	67,989,967	16.6%
Noncontrolling interests (IBG Holdings LLC)	341,444,304	83.4%	341,444,304	83.4%

Total IBG LLC membership interests	409,436,233	100.0%	409,434,271	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2017	2016
	(in millions, except share and per share data)

Comprehensive income available for common stockholders, net of tax	$28	$39

Comprehensive earnings per share:
Basic	$0.41	$0.61
Diluted	$0.40	$0.60

Weighted average common shares outstanding:
Basic	67,985,107	63,985,477
Diluted	69,157,614	65,255,903